--------------------------------------------------------------------------------
                                         THE
                                       PAKISTAN
                                      INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------




                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER






                          THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -51.36% compared to -56.78% for the IFC Global Pakistan Total Return Index (the "Index"). For the one year ended June 30, 1998, and for the period from the Fund's commencement of operations on December 27, 1993 through June 30, 1998, the Fund had a total return, based on net asset value per share, of -48.67% and -79.14%, respectively, compared with -54.78% and -72.36%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $2 9/16 representing a 12.0% discount to the Fund's net asset value per share.

The rebalancing of the Fund's portfolio in the first two quarters of the year where the Fund went significantly underweight Hub Power Co. (HUBCO) and Pakistan State Oil Co. (PSO) and overweight Pakistan Telecommunications Corp. (PTCL) and Lever Brothers relative to the Index played a major role in achieving outperformance. We are significantly underweight HUBCO as we believe that it no longer offers the same low-risk/high return profile that was once its hallmark. The government is bent on renegotiating the IPP tariff downwards simply because the Water and Power Development Authority (WAPDA) and the government of Pakistan cannot pay. On the other hand we have a positive outlook on PTCL, which is now the single largest holding of the Fund, representing 19.5% of the Fund's net assets as of June 30, 1998. PTCL is one of the cheapest telecommunication companies both regionally and globally. The recent tariff rebalancing package, along with increased dollar revenues due to devaluation, improving cash flows and a strong candidate for complete privatization makes PTCL our top pick in Pakistan. Other significant outperformers in the Fund in the first half of 1998 included Pak Suzuki, Adamjee Insurance, Nishat Mills and Packages Ltd.

The market outlook in the near-term is precariously balanced between two scenarios. The optimistic opinion holds that economic sanctions will be eased as Pakistan signs the Comprehensive Test Ban Treaty ("CTBT") and multilateral IMF/World Bank support for Pakistan comes through, albeit with some delay. In the meantime, cash and deferred payment support should be forthcoming from friendly Middle East countries to provide some breathing space. This will enable the government to continue servicing its external debt obligations during the new fiscal year 98-99. We are seeing some of that aid coming already in the last few weeks. Given this scenario, the market has probably hit its bottom around the 750 levels and could move up 25% in the medium-term when the IMF eventually approves release of the next ESAF funding tranche.

The more pessimistic stance is that there is no certainty that sanctions will be eased or that IMF assistance will come early enough to prevent a possible default by Pakistan on its external debt servicing obligations. As such, the market could hover around 700 and even fall below if foreign exchange reserves fall sharply.

We believe the first scenario to be more likely and that Pakistan will pull through and stay afloat with the help of the IMF, the U.S. and the Middle East. However we remain cautious of the longer term outlook on the market and the economy. Even if IMF/multilateral support comes through, a sustained stock market rally is impossible as long as the fundamental problem of Pakistan's economic structural imbalance continues and until its' external debt has to go in for a debt rescheduling exercise in the third quarter of 1998. Unless there is comprehensive rescheduling of external debt, accompanied by an earnest reform initiative, no long-term sustainable economic development is likely to occur and private sector investment will remain conspicuous by its absence. The government has unfortunately been foot-dragging on reforms over the past few months. The need of the hour is for government to press for radical economic reforms and move on with the privatization of telecommunications and gas utilities.

Economic outlook remains cloudy over the next two quarters with large scale industry continuing to stagnate under poor demand and over capacity pressures. Agriculture should continue to perform robustly. Gross domestic product growth forecasts are subject to assumptions regarding sanctions and multilateral support. If external sector problems intensify, the government may have to go for heavy import compression and credit rationing. This may cause gross domestic product growth for the current fiscal year to decelerate sharply to about 1.5% compared to 5.1% in fiscal year 97-98. If IMF/World Bank assistance continues and sanctions are eased over the coming months, we estimate gross domestic product growth to be around 3%. The official rupee has been devalued by 10% so far this year. We forecast a full year devaluation of at least 20% under the rescheduling scenario.

In terms of our investment strategy, we prefer to be cautious, with stock selection focused on devaluation hedged scrips, companies with strong cash flows and positive economic value added. We have a positive outlook on companies like PTCL, Lever Brothers and PSO which are market leaders with a strong consumer franchise and are largely insulated from external shocks such as debt defaults. We are reducing exposure to the banking sector. The sharp withdrawal of deposits from frozen foreign currency accounts is expected to lead to contraction of the deposit base. Given rising funding costs and non-performing loans, earnings for the current year are likely to disappoint.

With the current portfolio positioning we are optimistic for continued outperformance over the rest of the year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998





--------------------------------------------------------------------------------

ASHUTOSH SINHA (EFFECTIVE APRIL 1, 1998) AND TIMOTHY D. JENSEN (EFFECTIVE AUGUST 1, 1998) HAVE ASSUMED PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND'S ASSETS. TIMOTHY JENSEN JOINED THE ADVISER, MORGAN STANLEY ASSET MANAGEMENT ("MSAM") IN 1998. HE IS A PRINCIPAL AND A MEMBER OF MSAM'S EMERGING MARKETS GROUP FOCUSING PRIMARILY ON THE EAST ASIAN MARKETS. PRIOR TO JOINING MSAM, HE WAS A PARTNER AT ARDSLEY PARTNERS, WHERE HE MANAGED A PORTION OF THE EMERGING MARKETS ASSETS. PRIOR TO THAT, HE WAS A VICE PRESIDENT AT BANKERS TRUST, WHERE HE WAS RESPONSIBLE FOR MANAGEMENT OF A LATIN AMERICAN EQUITY PORTFOLIO. ASHUTOSH SINHA JOINED MSAM IN 1995. HE IS A VICE PRESIDENT AND A MEMBER OF MSAM'S EMERGING MARKETS GROUP FOCUSING PRIMARILY ON THE EAST ASIAN AND MIDDLE EASTERN MARKETS. PRIOR TO JOINING MSAM, HE SPENT TWO YEARS AT SBI FUNDS MANAGEMENT LTD., WHERE HE WAS AN ANALYST FOR THE INDIA MAGNUM FUND. PREVIOUS TO THAT, HE WORKED FOR THREE YEARS AS A CONSULTANT FOR CITICORP OVERSEAS SOFTWARE LTD.

The Pakistan Investment Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                 TOTAL RETURN (%)
INFORMATION                   ------------------------------------------------------------------------
                                 MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     ------    ----------     ------    ----------     -------
     Fiscal Year to Date       -47.19%          --       -51.36%         --       -56.78%          --
     One Year                  -50.84       -50.84%      -48.67      -48.67%      -54.78       -54.78%
     Since Inception*          -81.63       -31.32       -79.14      -29.36       -72.36       -24.82

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                      [GRAPH]




                                                   YEAR ENDED DECEMBER 31,                     SIX MONTHS
                                                                                                 ENDED
                                                                                                JUNE 30,
                                   1993*        1994        1995         1996        1997         1998
                                 ----------   ---------   ---------    ---------   ---------    ---------
Net Asset Value Per Share. . .   $  14.03     $  11.42    $   6.57     $   4.77   $   6.01      $   2.91
Market Value Per Share . . . .   $  15.50     $   9.00    $   5.25     $   5.13   $   4.88      $   2.56
Premium/(Discount) . . . . . .       10.5%       -21.2%      -20.1%         7.5%     -18.8%        -12.0%
Income Dividends . . . . . . .         --     $   0.03    $   0.00#          --   $   0.01      $   0.01
Capital Gains Distributions. .         --           --    $   0.00#          --         --            --
Fund Total Return (2). . . . .      -0.50%      -18.36%     -42.43%      -27.40%     26.32%       -51.36%
Index Total Return (3) . . . .        N/A        -8.51%     -31.14%      -19.46%     26.13%       -56.78%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
  *  The Fund commenced operations on December 27, 1993.
  #  Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                               [CHART]

Equity Securities              (83.9%)
Short-Term Investments         (10.7%)

--------------------------------------------------------------------------------
SECTORS

                               [CHART]

Automobiles                     (3.5%)
Banking                         (8.0%)
Chemicals                      (17.0%)
Energy Sources                  (9.2%)
Forest Products & Paper         (1.6%)
Health and Personal Care       (11.3%)
Insurance                       (2.9%)
Telecommunications             (19.5%)
Textiles and Apparel            (7.8%)
Utilities -- Electrical & Gas   (9.5%)
Other                           (9.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                       PERCENT OF
                                                       NET ASSETS
                                                       ----------
     1.   Pakistan Telecommunications Corp. 'A'          19.5%
     2.   Lever Brothers Pakistan Ltd.                   11.3
     3.   Fauji Fertilizer Co., Ltd.                     10.4
     4.   Hub Power Co.                                   5.6
     5.   Nishat Mills Ltd.                               4.7
     6.   Muslim Commercial Bank Ltd.                     4.6
     7.   Pakistan State Oil Co., Ltd.                    4.2
     8.   Pak Suzuki Motor Co., Ltd.                      3.5
     9.   Engro Chemicals Ltd.                            3.4
     10.  ICI Pakistan Ltd.                               3.3
                                                         ----
                                                         70.5%
                                                         ----
                                                         ----


FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
JUNE 30, 1998


                                                                              VALUE
                                                          SHARES              (000)
-----------------------------------------------------------------------------------
PAKISTANI COMMON STOCKS (91.3%)
(Unless otherwise noted)
-----------------------------------------------------------------------------------
AUTOMOBILES (3.5%)
   Pak Suzuki Motor Co., Ltd.                         1,579,000     U.S.$     1,190
                                                                    ---------------
-----------------------------------------------------------------------------------
BANKING (8.0%)
   Askari Bank                                        2,428,592                 719
   Faysal Bank Ltd.                                   2,165,150                 434
(a)Muslim Commercial Bank Ltd.                        3,905,770               1,546
                                                                    ---------------
                                                                              2,699
                                                                    ---------------
-----------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
(a)Dandot Cement Co. (Rights)                                62                  --  @
                                                                    ---------------
-----------------------------------------------------------------------------------
CHEMICALS (17.0%)
   Engro Chemicals Ltd.                               1,063,459               1,130
   Fauji Fertilizer Co., Ltd.                         3,243,300               3,500
(a)ICI Pakistan Ltd.                                  4,277,400               1,104
                                                                    ---------------
                                                                              5,734
                                                                    ---------------
-----------------------------------------------------------------------------------
ENERGY SOURCES (9.2%)
   Pakistan Oilfields Ltd.                              471,462                 593
   Pakistan State Oil Co., Ltd.                         885,400               1,402
   Shell Pakistan Ltd.                                  341,800               1,097
                                                                    ---------------
                                                                              3,092
                                                                    ---------------
-----------------------------------------------------------------------------------
FINANCIAL SERVICES (1.0%)
   Orix Leasing                                         520,090                 339
(a)Trust Modaraba Ltd.                                      100                  --  @
                                                                    ---------------
                                                                                339
                                                                    ---------------
-----------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.6%)
(a)Packages Ltd.                                        689,062                 553
                                                                    ---------------
-----------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (11.3%)
   Lever Brothers Pakistan Ltd.                         201,180               3,792
                                                                    ---------------
-----------------------------------------------------------------------------------
INSURANCE (2.9%)
   Adamjee Insurance Co., Ltd.                          966,456                 987
                                                                    ---------------
-----------------------------------------------------------------------------------
TELECOMMUNICATIONS (19.5%)
   Pakistan Telecommunications Corp. 'A'             18,717,600               6,577
                                                                    ---------------
-----------------------------------------------------------------------------------
TEXTILES & APPAREL (7.8%)
   Artistic Denim Mills Ltd.                          1,250,000                 298
   Crescent Textile Mills Ltd.                        1,325,192                 208
   Gadoon Textile Mills Ltd.                            670,000                 189
(a)Ibrahim Fibre Ltd.                                 3,390,000                 357
   Nishat Mills Ltd.                                  9,157,928               1,589
   Saif Textile Mills Ltd.                                  110                  --  @
                                                                    ---------------
                                                                              2,641
                                                                    ---------------
-----------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (9.5%)
   Hub Power Co.                                      6,936,200     U.S.     $1,903
(a)Sui Northern Gas Co.                               3,676,770                 694
(a)Sui Southern Gas Co.                               2,988,692                 593
                                                                    ---------------
                                                                              3,190
                                                                    ---------------
-----------------------------------------------------------------------------------
TOTAL PAKISTANI COMMON STOCKS
   (Cost U.S.$78,589)                                                        30,794
                                                                    ---------------
-----------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                           (000)
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
   Chase Securities, Inc. 5.40%,
    dated 6/30/98, due 7/1/98,
    to be repurchased at U.S.$921,
    collateralized by U.S.$820,
    United States Treasury Bonds,
    6.625%, due 2/15/27, valued
    at U.S.$946
    (Cost U.S.$921)                               U.S.$     921                 921
                                                                    ---------------
-----------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (8.3%)
   Pakistani Rupee
   (Cost U.S.$2,903)                              PKR   128,602               2,790
                                                                    ---------------
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
  (Cost U.S.$82,413)                                                         34,505
                                                                    ---------------
-----------------------------------------------------------------------------------
OTHER ASSETS (3.5%)
  Dividends Receivable                            U.S.$     913
  Receivable for Investments Sold                           206
  Deferred Organization Costs                                 9
  Other Assets                                               48               1,176
                                                 ---------------    ---------------
-----------------------------------------------------------------------------------
LIABILITIES (-5.8%)
  Payable For:
   Investments Purchased                                 (1,492)
   Dividends Declared                                      (129)
   Custodian Fees                                          (108)
   Professional Fees                                        (53)
   Directors' Fees and Expenses                             (36)
   U.S. Investment Advisory Fees                            (35)
   Shareholder Reporting Expenses                           (30)
   Bank Overdraft                                           (25)
   Administrative Fees                                      (11)
   Pakistani Investment Advisory Fees                        (9)
  Other Liabilities                                         (16)             (1,944)
                                                 ---------------    ---------------
-----------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,604,792, issued and
   outstanding U.S.$ 0.01 par value shares
   (100,000,000 shares authorized)                             U.S.$  33,737
                                                               -------------
----------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE                                     U.S.$    2.91
                                                               -------------
----------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
  Common Stock                                                 U.S.$     116
  Capital Surplus                                                    163,018
  Undistributed Net Investment Income                                  1,910
  Accumulated Net Realized Loss                                      (83,412)
  Unrealized Depreciation on Investments and
   Foreign Currency Translations                                     (47,895)
----------------------------------------------------------------------------
NET ASSETS                                                     U.S.$  33,737
                                                               -------------
----------------------------------------------------------------------------

  (a)-- Non-income producing
   @ -- Value is less than U.S.$500.
June 30, 1998 exchange rate-
         Pakistani Rupee (PKR) 46.150 = U.S.$1.00.

----------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive U.S. dollars in exchange for foreign currency as indicated below:

                                                                     NET
  CURRENCY                                 IN                    UNREALIZED
    TO                                  EXCHANGE                    GAIN
  DELIVER       VALUE    SETTLEMENT       FOR          VALUE       (LOSS)
   (000)        (000)       DATE         (000)         (000)        (000)
-----------  ----------  -----------  ------------   ----------  ----------
U.S.$  123   U.S.$  123   07/02/98     PKR   5,686   U.S.$  123   U.S.$  --
             ----------                              ----------  ----------
             ----------                              ----------  ----------
---------------------------------------------------------------------------




       The accompanying notes are an integral part of the financial statements.

                                                                                                         SIX MONTHS
                                                                                                           ENDED
                                                                                                       JUNE 30, 1998
                                                                                                        (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                    (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$  2,989
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             58
    Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (325)
-----------------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,722
-----------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            292
    Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            138
    Pakistani Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             83
    Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             71
    Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             53
    Country Tax Expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             41
    Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24
    Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13
    Amortization of Organization Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9
    Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6
    Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             29
-----------------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            759
-----------------------------------------------------------------------------------------------------------------------
        Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,963
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (3,538)
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (78)
-----------------------------------------------------------------------------------------------------------------------
      Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (3,616)
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (34,153)
    Depreciation on Foreign Currency Translations. . . . . . . . . . . . . . . . . . . . . . . . . .            (99)
-----------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . .        (34,252)
-----------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . .        (37,868)
-----------------------------------------------------------------------------------------------------------------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . .   U.S.$(35,905)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                   JUNE 30, 1998        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .         U.S.$  1,963        U.S.$    430
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . .               (3,616)            (11,412)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . .              (34,252)             25,484
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations. . . . .              (35,905)             14,502
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .                 (129)               (130)
-----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . .              (36,034)             14,372

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . .               69,771              55,399
-----------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income of U.S.$1,910 and
  U.S.$76, respectively) . . . . . . . . . . . . . . . . . . . . . . . . .         U.S.$ 33,737        U.S.$ 69,771
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS                                                              PERIOD FROM
                                               ENDED                      YEAR ENDED DECEMBER 31,                    DECEMBER 27,
                                           JUNE 30, 1998  --------------------------------------------------------     1993* TO
SELECTED PER SHARE DATA AND RATIOS:         (UNAUDITED)      1997           1996          1995           1994      DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . .  U.S.$  6.01  U.S.$  4.77   U.S.$  6.57   U.S.$  11.42   U.S.$  14.03    U.S.$  14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . .           --           --            --             --          (0.01)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . .         0.17         0.04         (0.04)         (0.02)          0.02           (0.00)#
Net Realized and Unrealized Gain
  (Loss) on Investments  . . . . . . . . .        (3.26)        1.21         (1.76)         (4.83)         (2.78)             --
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . .        (3.09)        1.25         (1.80)         (4.85)         (2.76)             --
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . .        (0.01)       (0.01)           --          (0.00)#        (0.02)             --
  In Excess of Net Investment Income . . .           --           --            --          (0.00)#        (0.01)             --
  Net Realized Gain. . . . . . . . . . . .           --           --            --          (0.00)#           --              --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . .        (0.01)       (0.01)           --          (0.00)#        (0.03)             --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to
  Repurchase of Shares . . . . . . . . . .           --           --            --             --           0.19              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . .  U.S.$  2.91  U.S.$  6.01   U.S.$  4.77    U.S.$  6.57   U.S.$  11.42    U.S.$  14.03
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . .  U.S.$  2.56  U.S.$  4.88   U.S.$  5.13    U.S.$  5.25    U.S.$  9.00    U.S.$  15.50
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . .       (47.19)%      (4.63)%       (2.38)%       (41.63)%       (41.76)%          9.93%
  Net Asset Value (1). . . . . . . . . . .       (51.36)%      26.32%       (27.40)%       (42.43)%       (18.36)%         (0.50)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)  . . . . . . . . . . . . . .  U.S.$33,737  U.S.$69,771   U.S.$55,399    U.S.$76,219   U.S.$132,483    U.S.$177,410
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. .         2.62%**      2.25%         2.30%          2.20%          1.93%           2.51%**
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . . . . .         6.74%**      0.61%        (0.63)%        (0.36)%         0.15%           0.41%**
Portfolio Turnover Rate  . . . . . . . . .           21%          31%           28%            15%             2%              0%
------------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  #  Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------
     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded. Pakistan currently has exempted from capital gains tax, most capital gains realized on sales of equity securities quoted on any Pakistani exchange. While this exemption is applicable through 1998, there is no assurance that it will not be revoked in the future.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
     currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in struc-tured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the six months ended June 30, 1998, international custodian fees totaled $134,000 of which $102,000 was payable to the International Custodian at June 30, 1998.

F. During the six months ended June 30, 1998, the Fund made purchases and sales totaling $14,021,000 and $11,037,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $79,510,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $47,795,000, all of which related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $78,656,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004 and $10,411,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. In connection with its organization and initial public offering of shares, the Fund incurred $89,000 of organization costs. The organization costs are being amortized on a straight line basis over a five year period beginning December 27, 1993, the date the Fund commenced operations.

H. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Paki-stani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $28,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During June 1998, the Board declared a distribution of $0.01 per share, derived from net investment income, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          K.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Pakistan Investment Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:

                                                                        VOTES IN      VOTES         AUTHORITY       VOTES
PROPOSAL:                                                               FAVOR OF     AGAINST        WITHHELD      ABSTAINED
---------                                                               --------     -------        --------      ---------
1.  To elect the following Directors:   Michael F. Klein. . . . .      7,002,784        --          945,275           --
                                        Barton M. Biggs . . . . .      7,004,942        --          943,118           --
                                        John A. Levin . . . . . .      7,004,942        --          943,118           --
                                        William G. Morton, Jr.. .      7,004,942        --          943,118           --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund. . . . . . . . . . . . .       7,889,736    37,924               --       20,398

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                    The Pakistan Investment Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353